UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2011

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On October 3, 2011, Cascade Bancorp announced by press release that J. LaMont Keen has been elected to the Board of Directors of Cascade Bancorp and Bank of the Cascades (the “Company”), subject to regulatory approval. Mr. Keen has been President and Chief Executive Officer of IDACORP, a holding company of Idaho Power Company, since July of 2006. Additional information about Mr. Keen can be found in the press release appearing in Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Not applicable.

(b)           Pro Forma Financial Information

Not applicable.

(c)           Shell Company Transactions

Not applicable.

(d)           Exhibits

Exhibit 99.1      Press Release dated October 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Patricia L. Moss
Patricia L. Moss
Chief Executive Officer

Date:           October 3, 2011